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                                                                   EXHIBIT 10.22



                 WESTINGHOUSE AIR BRAKE TECHNOLOGIES CORPORATION

             1995 NON-EMPLOYEE DIRECTORS' FEE AND STOCK OPTION PLAN
                      (AS AMENDED THROUGH JANUARY 24, 2000)




                  The purposes of the 1995 Non-Employee Directors' Fee and Stock Option Plan (as amended, the "Plan") are to provide for each director of Westinghouse Air Brake Technologies Corporation (the "Company") who is not also an employee of the Company or any of its subsidiaries (a "non-employee Director") the payment of all or a portion of the retainer fees for future services to be performed by such non-employee Director ("Director Fees") as a member of the Board of Directors of the Company (the "Board") in shares of Common Stock of the Company. The purposes of the Plan are further to promote the long-term success of the Company by creating a long-term mutuality of interests between the non-employee Directors and stockholders of the Company, to provide an additional inducement for such non-employee Directors to remain with the Company and to provide a means through which the Company may attract able persons to serve as Directors of the Company.



                                    SECTION 1

                                 ADMINISTRATION



                  The Plan shall be administered by a Committee (the "Committee") appointed by the Board of Directors of the Company (the "Board") and consisting of not less than two members of the Board, each of whom at the time of appointment to the Committee and at all times during service as a member of the Committee shall be "Non-Employee Directors" as then defined under Rule 16b-3 under the Securities Exchange Act of 1934, as amended (the "1934 Act"), or any successor Rule. The Committee shall keep records of action taken at its meetings. A majority of the Committee shall constitute a quorum at any meeting, and the acts of a majority of the members present at any meeting at which a quorum is present, or acts approved in writing by all the members of the Committee, shall be the acts of the Committee.



                  The Committee shall interpret the Plan and prescribe such rules, regulations and procedures in connection with the operations of the Plan as it shall deem to be necessary and advisable for the administration of the Plan consistent with the purposes of the Plan. All questions of interpretation and application of the Plan, or as to stock issued or delivered or stock options granted under the Plan, shall be subject to the determination of the Committee, which shall be final and binding.



                  Notwithstanding the above, the selection of the Directors to whom stock may be issued or delivered for Director Fees or to whom stock options are to be granted, the timing of such issuance or delivery or grants, the number of shares subject to any issuance or delivery or stock option, the exercise price of any stock option, the vesting or forfeiture of any stock option, the periods during which any stock option may be



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exercised and the term of any stock option shall be as hereinafter provided, and the Committee shall have no discretion as to such matters.



                                    SECTION 2

                         SHARES AVAILABLE UNDER THE PLAN



                  The aggregate number of shares which may be issued or delivered and as to which grants of stock options may be made under the Plan is 500,000 shares of the Common Stock, par value $.01 per share, of the Company (the "Common Stock"), subject to adjustment and substitution as set forth in
Section 6. If any stock option granted under the Plan is canceled by mutual consent, is forfeited or terminates or expires for any reason without having been exercised in full, the number of shares subject thereto shall again be available for purposes of the Plan. The shares which may be issued or delivered under the Plan may be either authorized but unissued shares or reacquired shares or partly each, as shall be determined from time to time by the Board. If the number of shares then remaining available, either for the payment of Directors Fees through the use of shares as described in Section 3 below or for the grant of stock options as described in Section 4 below, is not sufficient for each non-employee Director entitled to receive the same to be issued or delivered the number of shares or to be granted an option for the number of shares, as the case may be, to which such non-employee Director is entitled (or the number of adjusted or substituted shares pursuant to Section 6), then each non-employee Director shall be issued or delivered a number of whole shares or granted an option for a number of whole shares, as the case may be, equal to the number of shares then remaining times a percentage obtained by dividing the number of shares or option shares to which such non-employee Director is entitled by the total number of shares or option shares to be granted to all non-employee Directors at such time, disregarding any fractions of a share.



                                    SECTION 3

                            PAYMENT OF DIRECTOR FEES



                  Each non-employee Director shall automatically and without further action by the Board or the Committee receive payment of Director Fees by the issuance or delivery to the non-employee Director of 1,000 shares of Common Stock, payable (i) on the first business day following the initial election of such non-employee Director to the Board after the date of adoption of this Plan by the Board, unless such first election occurs at an annual meeting of the Company or within three months prior to the anniversary date of the prior year's annual meeting, in which case payment of such Director Fees shall only occur under subsection (ii) as hereinafter set forth and (iii) on the first business day following the annual meeting of the stockholders of the Company to the non-employee Directors as of that date.




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                                    SECTION 4

                             GRANT OF STOCK OPTIONS



                  (a) On January 24, 2000, the date of the amendment to and restatement of this Plan by the Board, each non-employee Director as of that date shall automatically and without further action by the Board or the Committee be granted (subject to the vesting provisions set forth in the next succeeding sentence) a "nonstatutory stock option" (i.e., a stock option which does not qualify under Sections 422 or 423 of the Internal Revenue Code of 1986 (the "Code")) to purchase 5,000 shares of Common Stock, subject to adjustment and substitution as set forth in Section 6. Except as otherwise set forth in section 5(E), the stock options granted under this Section 4(a) shall vest and become exercisable as follows:

                  (i) options with respect to 1,666 shares shall vest on the first anniversary of the date of grant;



                  (ii) options with respect to 1,667 shares shall vest on the second anniversary of the date of grant; and



                  (iii) options with respect to the final 1,667 shares shall vest on the third anniversary of the date of grant.



                  (b) On the date of his or her first election to the Board after January 24, 2000, each non-employee director shall automatically and without further action by the Board or the Committee be granted a nonstatutory stock option to purchase 5,000 shares of Common Stock, subject to adjustment and substitution as set forth in Section 6. Except as otherwise set forth in section 5(E), the stock options granted under this Section 4(b) shall vest and become exercisable as follows:

                  (i) options with respect to 1,666 shares shall vest on the first anniversary of the date of grant;



                  (ii) options with respect to 1,667 shares shall vest on the second anniversary of the date of grant; and



                  (iii) options with respect to the final 1,667 shares shall vest on the third anniversary of the date of grant.



                  (c) On the first business day of each calendar year each non-employee Director as of that date shall automatically and without further action by the Board or the Committee be granted a nonstatutory stock option to purchase 2,000 shares of Common Stock, subject to adjustment and substitution as set forth in Section 6. This new Section 4(c) shall replace in its entirety the previous right of Directors to receive option grants to purchase 5,000 shares every three years.



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                                    SECTION 5

                      TERMS AND CONDITIONS OF STOCK OPTIONS



                  Stock options granted under the Plan shall be subject to the following terms and conditions:



                  (A) The purchase price at which each stock option may be exercised (the "option price") shall be one hundred percent (100%) of the fair market value per share of the Common Stock on the date of the grant of such stock option pursuant to the Plan, determined as provided in Section 5(G); provided, however, that for any stock option granted under the Plan on or prior to October 31, 1998, the option price shall be the greater of the aforesaid amount or $14.00 per share.



                  (B) The option price for each stock option shall be paid in full upon exercise and shall be payable in cash in United States dollars (including check, bank draft or money order), which may include cash forwarded through a broker or other agent-sponsored exercise or financing program; provided, however, that in lieu of such cash the person exercising the stock option may pay the option price in whole or in part by delivering to the Company shares of the Common Stock having a fair market value on the date of exercise of the stock option, determined as provided in Section 5(G), equal to the option price for the shares being purchased; except that (i) any portion of the option price representing a fraction of a share shall in any event be paid in cash and (ii) no shares of the Common Stock which have been held for less than six months may be delivered in payment of the option price of a stock option. If the person exercising a stock option participates in a broker or other agent-sponsored exercise or financing program, the Company will cooperate with all reasonable procedures of the broker or other agent to permit participation by the person exercising the stock option in the exercise or financing program. Notwithstanding any procedure of the broker or other agent-sponsored exercise or financing program, if the option price is paid in cash, the exercise of the stock option shall not be deemed to occur and no shares of the Common Stock will be issued or delivered until the Company has received full payment in cash (including check, bank draft or money order) for the option price from the broker or other agent. The date of exercise of a stock option shall be determined under procedures established by the Committee, and as of the date of exercise the person exercising the stock option shall be considered for all purposes to be the owner of the shares with respect to which the stock option has been exercised. Payment of the option price with shares shall not increase the number of shares of the Common Stock which may be issued or delivered under the Plan as provided in Section 2.



                  (C) Subject to the terms of Section 5(E) providing for earlier or later termination of a stock option, no stock option shall be exercisable after the expiration of ten years from the date of grant. A stock option to the extent exercisable at any time may be exercised in whole or in part.



                  (D) No stock option shall be transferable by the grantee otherwise than by Will or, if the grantee dies intestate, by the laws of descent and distribution of the state of domicile of the grantee at the time of death. All stock options shall be exercisable during the lifetime of the grantee only by the grantee or the grantee's guardian or legal representative.



                  (E) If a grantee ceases to be a Director of the Company, any outstanding stock options held by the grantee shall vest and be exercisable and shall terminate, according to the following provisions:



                           (i) If a grantee ceases to be a non-employee Director
                  of the Company because he is removed without cause or because his term lapses and he is not re-nominated for a new term, any then outstanding stock option held by such grantee shall vest and become exercisable in



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                  accordance with the normal vesting schedule (including vesting upon grant of an option) applicable to such option and shall remain exercisable until the expiration date of such stock option;



                           (ii) If during his term of office as a non-employee
                  Director a grantee is removed from office for cause, any then outstanding stock option held by such grantee shall be exercisable by the grantee (but only to the extent that such stock option is vested and exercisable by the grantee immediately prior to ceasing to be a non-employee Director) at any time prior to the expiration date of such stock option or within 90 days after the date of removal, whichever is the shorter period;



                           (iii) Following the death of a grantee whether during
                  service as a non-employee Director of the Company or thereafter, any outstanding stock option held by the grantee at the time of death (whether or not vested and exercisable by the grantee immediately prior to death) shall vest and be exercisable by the person entitled to do so under the Will of the grantee, or, if the grantee shall fail to make testamentary disposition of the stock option or shall die intestate, by the legal representative of the grantee at any time prior to the expiration date of such stock option or within one year after the date of death, whichever is the longer period; and



                           (iv) If during his or her term of office as a
                  non-employee Director a grantee resigns from the Board during his or her term or is nominated for re-election to the Board but fails to win such re-election, any then outstanding stock option held by such grantee shall be exercisable by the grantee (but only to the extent that such stock option is vested and exercisable by the grantee immediately prior to ceasing to be a non-employee Director) at any time prior to the expiration date of such stock option.



                  (F) All stock options shall be confirmed by an agreement, or an amendment thereto, which shall be executed on behalf of the Company by the Chief Executive Officer (if other than the President), the President or any Vice President and by the grantee.



                  (G) Fair market value of the Common Stock shall be the mean between the following prices, as applicable, for the date as of which fair market value is to be determined as quoted in The Wall Street Journal (or in such other reliable publication as the Committee, in its discretion, may determine to rely upon): (a) if the Common Stock is listed on the New York Stock Exchange, the highest and lowest sales prices per share of the Common Stock as quoted in the NYSE-Composite Transactions listing for such date, (b) if the Common Stock is not listed on such exchange, the highest and lowest sales prices per share of Common Stock for such date on (or on any composite index including) the principal United States securities exchange registered under the Securities Exchange Act of 1934 (the "1934 Act") on which the Common Stock is listed, or (c) if the Common Stock is not listed on any such exchange, the highest and lowest sales prices per share of the Common Stock for such date on the National Association of Securities Dealers Automated Quotations System or any successor system then in use ("NASDAQ"). If there are no such sale price quotations for the date as of which fair market value is to be determined but there are such sale price quotations within a reasonable period both before and after such date, then fair market value shall be determined by taking a weighted average of the means between the highest and lowest sales prices per share of the Common Stock as so quoted on the nearest date before and the nearest date after the date as of which fair market value is to be determined. The average should be weighted inversely by the respective numbers of trading days between the selling dates and the date as of


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         which fair market value is to be determined. If there are no such sale price quotations on or within a reasonable period both before and after the date as of which fair market value is to be determined, then fair market value of the Common Stock shall be the mean between the bona fide bid and asked prices per share of Common Stock as so quoted for such date on NASDAQ, or if none, the weighted average of the means between such bona fide bid and asked prices on the nearest trading date before and the nearest trading date after the date as of which fair market value is to be determined, if both such dates are within a reasonable period. The average is to be determined in the manner described above in this Section 5(G). If the fair market value of the Common Stock cannot be determined on the basis previously set forth in this Section 5(G) for the date as of which fair market value is to be determined, the Committee shall in good faith determine the fair market value of the Common Stock on such date. Fair market value shall be determined without regard to any restriction other than a restriction which, by its terms, will never lapse.



                  (H) The obligation of the Company to issue or deliver shares of the Common Stock under the Plan shall be subject to (i) the effectiveness of a registration statement under the Securities Act of 1933, as amended, with respect to such shares, if deemed necessary or appropriate by counsel for the Company, (ii) the condition that the shares shall have been listed (or authorized for listing upon official notice of issuance) upon each stock exchange, if any, on which the Common Stock shares may then be listed and (iii) all other applicable laws, regulations, rules and orders which may then be in effect.



                  Subject to the foregoing provisions of this Section 5 and the other provisions of the Plan, any stock option granted under the Plan may be subject to such restrictions and other terms and conditions, if any, as shall be determined, in its discretion, by the Committee and set forth in the agreement referred to in Section 5(F), or an amendment thereto.



                                    SECTION 6

                      ADJUSTMENT AND SUBSTITUTION OF SHARES



                  If a dividend or other distribution payable in shares of the Common Stock shall be declared upon the Common Stock, each number of shares of the Common Stock set forth in Sections 3 and 4, the number of shares of the Common Stock then subject to any outstanding stock options and the number of shares of the Common Stock which may be issued or delivered under the Plan but are not then subject to outstanding stock options shall be adjusted by adding thereto the number of shares of the Common Stock which would have been distributable thereon if such shares had been outstanding on the date fixed for determining the stockholders entitled to receive such stock dividend or distribution.



                  If the outstanding shares of the Common Stock shall be changed into or exchangeable for a different number or kind of shares of stock or other securities of the Company or another corporation, whether through reorganization, reclassification, recapitalization, stock split-up, combination of shares, merger or consolidation, then there shall be substituted for each share of the Common Stock set forth in Sections 3 and 4, for each share of the Common Stock subject to any then outstanding stock option, and for each share of the Common Stock which may be issued or delivered under the Plan but which is not then subject to any outstanding stock option, the number and kind of shares of stock or other securities into which each outstanding share of the Common Stock shall be so changed or for which each such share shall be exchangeable.


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                  In case of any adjustment or substitution as provided for in this Section 6, the aggregate option price for all shares subject to each then outstanding stock option prior to such adjustment or substitution shall be the aggregate option price for all shares of stock or other securities (including any fraction) to which such shares shall have been adjusted or which shall have been substituted for such shares. Any new option price per share shall be carried to at least three decimal places with the last decimal place rounded upwards to the nearest whole number.



                  If the outstanding shares of Common Stock shall be changed in value by reason of spin-off, split-off, or dividend in partial liquidation, dividend in property other than cash or extraordinary distribution to holders of the Common Stock, the Committee shall make any adjustments to any then outstanding stock option which it determines are equitably required to prevent dilution or enlargement of the rights of grantees which would otherwise result from any such transaction.



                  No adjustment or substitution provided for in this Section 6 shall require the Company to issue or deliver or sell a fraction of a share or other security. Accordingly, all fractional shares or other securities which result from any such adjustment or substitution shall be eliminated and not carried forward to any subsequent adjustment or substitution.



                  Except as provided in this Section 6, a grantee shall have no rights by reason of any issue or delivery by the Company of stock of any class or securities convertible into stock of any class, any subdivision or consolidation of shares of stock of any class, the payment of any stock dividends or any other increase or decrease in the number of shares of stock of any class.



                                   SECTION 7

          EFFECT OF THE PLAN ON THE RIGHTS OF COMPANY AND STOCKHOLDERS



                  Nothing in the Plan, in any Director Fees paid or stock option granted under the Plan, or in any stock option agreement shall confer any right to any person to continue as a Director of the Company or interfere in any way with the rights of the stockholders of the Company or the Board of Directors to elect and remove Directors.



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                                    SECTION 8

                            AMENDMENT AND TERMINATION



                  The right to amend the Plan at any time and from time to time and the right to terminate the Plan at any time are hereby specifically reserved to the Board; provided always that no such termination shall terminate any outstanding stock options granted under the Plan; and provided further that no amendment of the Plan shall (a) be made without stockholder approval if stockholder approval of the amendment is at the time required for stock issued or delivered for Director Fees or stock options under the Plan to qualify for the exemption from Section 16(b) of the 1934 Act provided by Rule 16b-3 or by the rules of the New York Stock Exchange or any other stock exchange on which the Common Stock may then be listed, (b) amend more than once every six months the provisions of the Plan relating to the selection of the Directors to whom stock may be issued or delivered for Directors Fees or to whom stock options are to be granted, the timing of such issuance or delivery or grants, the number of shares subject to any issuance or delivery or stock option, the exercise price of any stock option, the periods during which any stock option may be exercised and the term of any stock option other than to comport with changes in the Code or the rules and regulations thereunder or (c) otherwise amend the Plan in any manner that would cause stock issued or delivered for Director Fees or stock options under the Plan not to qualify for the exemption provided by Rule 16b-3. No amendment or termination of the Plan shall, without the written consent of the holder of a stock option theretofore awarded under the Plan, adversely affect the rights of such holder with respect thereto.



                  Notwithstanding anything contained in the preceding paragraph or any other provision of the Plan or any stock option agreement, the Board shall have the power to amend the Plan in any manner deemed necessary or advisable for stock issued or delivered for Director Fees or stock options granted under the Plan to qualify for the exemption provided by Rule 16b-3 (or any successor rule relating to exemption from Section 16(b) of the 1934 Act), and any such amendment shall, to the extent deemed necessary or advisable by the Board, be applicable to any outstanding stock options theretofore granted under the Plan notwithstanding any contrary provisions contained in any stock option agreement. In the event of any such amendment to the Plan, the holder of any stock option outstanding under the Plan shall, upon request of the Committee and as a condition to the exercisability of such option, execute a conforming amendment in the form prescribed by the Committee to the stock option agreement referred to in Section 5(F) within such reasonable time as the Committee shall specify in such request.




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                                   SECTION 9

                                  INTEGRATION



                  The Plan and any written agreements executed by the non-employee Directors and the Company contain all of the understandings and representations between the parties and supersede any prior understandings and agreements entered into between them regarding the subject matter within. There are no representations, agreements, arrangements or understandings, oral or written, between the parties relating to the subject matter within which are not fully expressed in the Plan and the agreements.



                                   SECTION 10

                       EFFECTIVE DATE AND DURATION OF PLAN



                  The effective date and date of adoption of the Plan shall be November 1, 1995, the date of adoption of the Plan by the Board (such adoption of the Plan by the Board having been approved by the majority of the votes cast at a meeting of the holders of voting stock of the Company) and the effective date of the amendments to the Plan adopted by the Board on January 24, 2000 shall be January 24, 2000. No stock may be issued or delivered for Director Fees and no stock option may be granted under the Plan subsequent to October 31, 2005.








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